UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2013

WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Switzerland	001-34258	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4-6 Rue Jean-François Bartholoni, 1204 Geneva, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +41.22.816.1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 26, 2013, Weatherford International Ltd. ("Weatherford") and the U.S. Department of Justice, U.S. Securities and Exchange Commission, and U.S. Departments of Treasury and Commerce have signed agreements to resolve investigations for prior alleged violations by Weatherford of the trade sanctions laws, Weatherford's participation in the Iraq oil-for-food program and Weatherford's compliance with the Foreign Corrupt Practices Act.  These matters were previously disclosed and described in Weatherford's quarterly reports on Form 10-Q and the terms of the agreements are consistent with such prior disclosure.   Weatherford will be seeking court approval of these agreements in the immediate future.

On November 26, 2013, Weatherford issued a news release regarding the agreements described above.   A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 is deemed to be "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits.

(d)            Exhibits

99.1                          Press Release Issued by Weatherford International Ltd. on November 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Date: November 26, 2013
/s/ Alejandro Cestero
Alejandro Cestero
Vice President, Co-General Counsel and Corporate Secretary

EXHIBIT INDEX

99.1                          Press Release Issued by Weatherford International Ltd. on November 26, 2013